UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2020

Clene Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-39834	85-2828339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Tel: 801-676-9695

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.0001 per share	CLNN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 30, 2020 (the “Closing Date”), Clene Inc., a Delaware corporation (the “Company”), consummated the previously announced business combination (the “Business Combination”) pursuant to a merger agreement, dated as of September 1, 2020 (the “Merger Agreement”), by and among the Company (who was at such time doing business as Clene Nanomedicine, Inc. (“Clene”)), Tottenham Acquisition I Limited (“Tottenham”), Chelsea Worldwide Inc., a Delaware corporation and wholly owned subsidiary of Tottenham (“PubCo”), Creative Worldwide Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub”), and Fortis Advisors LLC, a Delaware limited liability company as the representative of the Company’s stockholders (“Stockholders’ Representative”). Tottenham is a British Virgin Islands company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

The Business Combination was effected in two steps: (i) Tottenham was reincorporated to the state of Delaware by merging with and into PubCo (the “Reincorporation Merger”); (ii) promptly following the Reincorporation Merger, Merger Sub was merged with and into Clene, resulting in Clene being a wholly owned subsidiary of PubCo (the “Acquisition Merger”). On the Closing Date, Pubco changed its name from Chelsea Worldwide Inc. to Clene Inc. and listed its shares of common stock, par value $0.0001 per share (“Common Stock”) on Nasdaq under the symbol “CLNN”. The aggregate consideration for the Acquisition Merger was $543,390,059.55, paid in the form of 54,339,004 newly issued shares of common stock of PubCo (“PubCo Common Stock”) valued at $10.00 per share.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Company’s registration statement on Form S-4, filed by PubCo with the Securities and Exchange Commission (“SEC”) on September 10, 2020, and which was subsequently amended, most recently on December 15, 2020 (the “Registration Statement”), and is incorporated herein by reference.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Clene Inc. and its subsidiaries.

Item 1.01	Entry into a Material Definitive Agreement.

Escrow Agreement

At the closing of the Business Combination, PubCo, the Stockholders’ Representative of Clene and Continental Stock Transfer & Trust Company entered into an Escrow Agreement pursuant to which PubCo will deposit 2,716,950 shares of Common Stock to secure the indemnification obligations as contemplated by the Merger Agreement.

The foregoing description of the Escrow Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Escrow Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Lock-Up Agreements

In connection with the transactions, PubCo entered into Lock-Up Agreements with certain of Clene’s stockholders beneficially owning more than 2.5% of Clene’s common stock prior to the closing (an aggregate of 36,854,068 shares of Common Stock after closing). The Lock-Up Agreements provide that these Clene stockholders will not, for at least six months from the closing of the Business Combination and subject to certain exceptions, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the ordinary shares issued in connection with the Acquisition Merger, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise. Such lock-up provisions will not apply to the transfer by gift or court order, or transfers to permitted transferees such as immediate family members or affiliates, provided that any such transferee will also be subject to the Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Business Combination, PubCo and certain of Clene’s stockholders entered into a Registration Rights Agreement that provides for the registration of 19.3 million shares of Common Stock issued to Clene’s stockholders in connection with the transactions. These Clene stockholders are entitled to (i) make a written demand for registration under the Securities Act of all or part of the their closing payment shares (up to a maximum of two demands in total), and (ii) “piggy-back” registration rights with respect to registration statements filed following the consummation of the Acquisition. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

2020 Stock Plan

The Company’s board of directors approved the 2020 Stock Plan (the “2020 Plan”) on December 28, 2020 and Tottenham’s shareholders approved the 2020 Plan on December 30, 2020. The purpose of this 2020 Plan is to enable the Company to attract and retain the services of (i) selected employees, officers, and directors of the Company or any of its parents or subsidiaries, and (ii) selected nonemployee agents, consultants, advisers, and independent contractors of the Company or any of its parents or subsidiaries.

The shares to be offered under the 2020 Plan will consist of our Common Stock, and the total number of shares of Common Stock that may be issued under the 2020 Plan is 12,000,000, all of which may be issued pursuant to Incentive Stock Options (as defined thereunder) or any other type of award under the 2020 Plan. If an option or other award granted under the 2020 Plan expires, terminates or is cancelled, the unissued shares subject to that option or award shall again be available under the 2020 Plan. If shares awarded pursuant to the 2020 Plan are forfeited to or repurchased at original cost by the post-combined company, the number of shares forfeited or repurchased at original cost shall again be available under the Incentive Plan.

The foregoing description of the 2020 Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2020 Plan, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Indemnification Agreements

Prior to completion of the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreement, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On December 30, 2020, the Business Combination was approved by the shareholders of Tottenham at an extraordinary general meeting (the “EGM”). On December 29, 2020, certain of the stockholders of Clene holding, in the aggregate, a majority of the then issued and outstanding shares of common stock of Clene, as well as other required subsets of the Clene shares, executed and delivered to Clene a stockholders’ written consent approving the Business Combination and the other transactions contemplated by the Merger Agreement. The Business Combination was completed on December 30, 2020.

The material terms and conditions of the Merger Agreement are described in the Registration Statement in the sections titled “Proposal No. 1 - The Reincorporation Merger Proposal” and “Proposal No. 14 - The Acquisition Merger Proposal” which are incorporated herein by reference.

Consideration to Tottenham’s Shareholders and Warrant Holders in the Business Combination

The current equity holdings of Tottenham’s shareholders were exchanged as follows:

(i)	Each ordinary share of Tottenham was cancelled and in exchange PubCo issued to each holder of ordinary shares of Tottenham (other than Dissenting Shareholders (as hereinafter defined) and Tottenham shareholders who exercise their redemption rights in connection with the Business Combination) one validly issued share of Common Stock;

(ii)	Each holder of ordinary shares of Tottenham who validly exercised their right to dissent from the Reincorporation Merger in accordance with Section 179 of the BVI Business Companies Act, 2004, as amended (a “Dissenting Shareholder”), and who has not effectively withdrawn its right to such dissent (collectively, the “Dissenting Shares”) was cancelled in exchange for the right to receive payment resulting from the procedure in accordance with Section 179 of the BVI BC Act;

(iii)	Each Tottenham Warrant to purchase one-half of one ordinary share of Tottenham converted into a PubCo Warrant to purchase one-half of one share of Common Stock (or equivalent portion thereof); and

(iv)	The holders of Tottenham rights received one-tenth (1/10) of one share of Common Stock in exchange for the cancellation of each Tottenham right.

Consideration to Clene’s Shareholders in the Business Combination

At the closing of the Business Combination, each share of Clene preferred stock and common stock was cancelled and the holders thereof in exchange received 0.1320 newly issued shares of PubCo Common Stock, which is the Common Stock Exchange Ratio that is estimated as 95% (which excludes the 5% shares that will be held in escrow) of the quotient obtained by dividing (i) the total consideration for the Acquisition Merger per share of PubCo Common Stock, which is $543,390,059.55 over $10.00 per share (which is the assumed per share price and based upon the Tottenham IPO price), by (ii) the number of Clene common shares outstanding after giving effect to the conversion of preferred shares to common shares, which is 391,141,648. In addition, 2,716,950 shares of PubCo Common Stock are to be issued and held in escrow to satisfy any indemnification obligations incurred under the Merger Agreement.

Clene’s stockholders were also entitled to receive earn-out shares as described under in the section titled “Proposal No. 14 - The Acquisition Merger Proposal” which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as PubCo was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the post-combination Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and certain of the information incorporated herein by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for the post-combination business. Specifically, forward-looking statements may include statements relating to:

●	the benefits of the Business Combination;

●	the future financial performance of the Company following the Business Combination;

●	the clinical results of Clene’s drug candidates;

●	the likelihood of commercial success for Clene’s drug candidates;

●	changes in the market for our services;

●	expansion plans and opportunities; and

●	other statements preceded by, followed by or that include the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, the information incorporated herein by reference and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the outcome of any legal proceedings that may be instituted against us following announcement of the consummated Business Combination and transactions contemplated thereby;

●	the inability to maintain the listing of our common stocks or warrants on The Nasdaq Stock Market following the Business Combination;

●	the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;

●	the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

●	costs related to the Business Combination;

●	our ability to demonstrate the efficacy and safety of its drug candidates;

●	the clinical results for its drug candidates, which may not support further development or marketing approval;

●	actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval;

●	our ability to achieve commercial success for its marketed products and drug candidates, if approved;

●	our ability to obtain and maintain protection of intellectual property for its technology and drugs;

●	our reliance on third parties to conduct drug development, manufacturing and other services;

●	our limited operating history and its ability to obtain additional funding for operations and to complete the licensing or development and commercialization of its drug candidates;

●	the impact of the COVID-19 pandemic on our clinical development, commercial and other operations;

●	changes in applicable laws or regulations;

●	the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and

●	other risks and uncertainties indicated or incorporated by reference in this Current Report on Form 8-K, including those set forth in the section entitled “Risk Factors” beginning on page 18 of the Registration Statement, and are incorporated herein by reference.

Business

The business of the Company is described in the section entitled “Business of Clene” beginning on page 114 of the Registration Statement and is incorporated herein by reference.

Risk Factors

The risk factors related to our business and operations are summarized in the section entitled “Summary of the Proxy Statement/Consent Solicitation Statement/Prospectus—Risk Factors” beginning on page 11 and described in greater detail in the section entitled “Risk Factors” beginning on page 18 of the Registration Statement and is incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information is described in the section entitled “Selected Historical Combined and Consolidated Financial and Operating Data of Clene” beginning on page 158 of the Registration Statement and is incorporated herein by reference. The selected historical financial data of Clene is not intended to be an indicator of our financial condition or results of operations in the future.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The management’s discussion and analysis of financial condition and results of operations described in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clene” beginning on page 160 of the Registration Statement and is incorporated herein by reference.

Properties

Information with respect to the Company’s properties is given in the section entitled “Business of Clene—Facilities” beginning on page 157 of the Registration Statement and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock following completion of the Business Combination by:

●	each person known to the Company who is the beneficial owner of more than 5% of any class of Company shares;

●	the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all Company securities beneficially owned by them.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Accordingly, all Common Stock subject to options or warrants that are exercisable within 60 days of the consummation of the Business Combination are deemed to be outstanding and beneficially owned by the holders of such options or warrants for the purpose of calculating the holder’s beneficial ownership. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

The percentage ownership of the Company immediately after the consummation of the Business Combination is based on 59,526,163 shares of Common Stock issued and outstanding upon consummation of the Business Combination, which includes (i) the issuance of the 53,247,318 shares of Common Stock in the Acquisition Merger, (ii) 2,716,950 shares of Common Stock that are subject to escrow, as described in the Merger Agreement; (iii) the issuance of 1,322,395 shares of Company Common Stock to the Tottenham shareholders in connection with the Reincorporation Merger (after redemptions); and (iv) 2,239,500 PIPE Shares that were issued at the closing of the Business Combination.

Name and Address of Beneficial Owner (1)		Number of Shares Beneficially Owned (2)	Percentage of Class (3)
Executive Officers and Directors
Robert Etherington	(4)	1,614,245	2.6%
Mark Mortenson	(5)	1,140,567	1.9%
Robert Glanzman	(6)	305,633	*
Shalom Jacobovitz	(7)	470,979	*
Alison H. Mosca	(8)(9)(10)	5,369,916	8.9%
John H. Stevens	(11)(12)	396,226	*
Reed N. Wilcox	(13)	575,145	1.0%
Jonathon T. Gay	(14)(15)	1,428,392	2.4%
David J. Matlin		1,146,213	1.9%
Chidozie Ugwumba		-	*
Michael Hotchkin	(16)(17)
Tae Heum “Ted” Jeong	(18)	1,164,750	2.0%

All Executive Officers and Directors After Business Combination		12,904,644	19.8%

5% or greater holders
Kensington Investments, L.P.	(19)(20)	3,865,901	6.4%
United Therapeutics Corporation		4,168,813	7.0%
4Life Research LLC	(21)	3,996,896	6.7%
AK Holdings Company, LC	(22)(23)	6,160,558	10.2%
General Resonance		15,976,272	26.8%

(*)	Less than 1% of our total outstanding shares on an as converted basis.
(1)	Unless otherwise indicated, the business address of our directors and executive officers is 6550 South Millrock Drive, Suite G50, Salt Lake City, Utah 84121.
(2)	These amounts include shares and options that are currently escrowed, in accordance with the Merger Agreement, but do not include any possible performance based awards that are outlined in the Merger Agreement.
(3)	Percentage ownership is calculated by dividing the number of shares of Company Common Stock beneficially owned by such person or group by the sum of the number of shares that the individual or group has the right to acquire within 60 days of December 30, 2020, plus 59,526,163 shares of Company common stock outstanding as of December 30, 2020.
(4)	This amount includes 1,601,528 shares subject to options that are exercisable within 60 days of December 30, 2020 and 12,717 shares of that are beneficially owned by RDE RX Ventures LLC. Mr. Etherington is the Manager of RDE RX Ventures, LLC The shares beneficially owned by RDE RX Ventures, LLC may also be deemed to be beneficially owned by Mr. Etherington.
(5)	This amount includes 1,001,643 shares subject to options that are exercisable within 60 days of December 30, 2020.
(6)	This amount includes 305,633 shares subject to options that are exercisable within 60 days of December 30, 2020.
(7)	This amount includes 416,772 shares subject to options that are exercisable within 60 days of December 30, 2020.
(8)	This amount includes 41,677 shares subject to options that are exercisable within 60 days of December 30, 2020.
(9)	Includes 1,429,945 shares that are beneficially owned by the Robert C. Gay 1998 Family Trust. Ms. Mosca is the trustee of the Robert C. Gay 1998 Family Trust. The shares beneficially owned by the Robert C. Gay 1998 Family Trust may also be deemed to be beneficially owned by Ms. Mosca.
(10)	Includes 3,865,901 shares that are beneficially owned by Kensington Investments, L.P. Ms. Mosca is the chief executive officer of Kensington Investments, L.P. The shares beneficially owned by Kensington Investments may also be deemed to be beneficially owned by Ms. Mosca.
(11)	This amount includes 287,573 shares subject to options that are exercisable within 60 days of December 30, 2020.
(12)	This amount includes 108,653 shares that are beneficially owned by the John H Stevens and Marcia Kirk Stevens Family Trust. Mr. Stevens is the trustee of the John H Stevens and Marcia Kirk Stevens Family Trust. The shares beneficially owned by the John H Stevens and Marcia Kirk Stevens Family Trust may also be deemed to be beneficially owned by Mr. Stevens.
(13)	This amount includes 555,696 shares subject to options that are exercisable within 60 days of December 30, 2020.
(14)	This amount includes 215,679 shares subject to options that are exercisable within 60 days of December 30, 2020.
(15)	This amount includes 1,164,750 shares that are beneficially owned by KSV Gold, LLC. Mr. Gay is a member of KSV Gold, LLC's management team. The shares beneficially owned by KSV Gold, LLC may also be deemed to be beneficially owned by Mr. Gay. However, Mr. Gay has no control over how the shares owned by KSV Gold, LLC are voted and disclaims all shares for which he does not have a pecuniary or profits interest.
(16)	This amount includes 59,111 shares that are beneficially owned by Michael Hotchkin and Jennifer Hotchkin as joint tenants with right of survivorship
(17)	This amount includes 397,417 shares subject to options that are exercisable within 60 days of December 30, 2020.
(18)

This amount includes 1,164,750 shares that are beneficially owned by KSV Gold, LLC. Mr. Joeng is a member of KSV Gold, LLC's management team. The shares beneficially owned by KSV Gold, LLC may also be deemed to be beneficially owned by Mr. Joeng. However, Mr. Joeng has no control over how the shares owned by KSV Gold, LLC are voted and disclaims all shares for which he does not have a pecuniary or profits interest.

(19)	The shares beneficially owned by Kensington Investments, L.P. may also be deemed to be owned by Robert C. Gay and Ms. Mosca. Robert C. Gay is the founder and majority equity holder of Kensington Investments L.P. and Ms. Mosca is the chief executive officer of Kensington Investments L.P.
(20)	This amount includes approximately 744,010 shares that would be issued to Kensington Investments, L.P. if it elected to convert its Series A warrant and 160,220 shares that would be issued to Kensington Investments, L.P. if it elected to convert its senior warrant.
(21)	The shares beneficially owned by 4Life Research LLC may also be deemed to be beneficially owned by David T. Lisonbee. Mr. Lisonbee is the chairman of 4Life Research.
(22)	The shares beneficially owned by AK Holdings Company, LC may also be deemed to be beneficially owned by Alan and Karen Ashton. Mr. and Ms. Ashton each own 50% of AK Holdings Company, LC and Mr. Ashton is the chief executive officer of AK Holdings Company, LC.
(23)	This amount includes approximately 864,660 shares that would be issued to AK Holdings Company, LC if it elected to convert its Series A warrant and 160,220 shares that would be issued to AK Holdings Company, LC if it elected to convert its senior warrant.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the closing of the Business Combination is given in the section entitled “Pubco’s Directors and Executive Officers after the Business Combination” beginning on page 211 of the Registration Statement and is incorporated herein by reference.

On December 31, 2020, Dr. Fiona Costello began service as an independent director of the Company.

Dr. Fiona Costello. Dr. Costello is a professor, affiliated with the Departments of Clinical Neurosciences and Surgery (Ophthalmology), University of Calgary and a Clinician Scientist with the Hotchkiss Brain Institute (HBI). She completed her medical school (1995) and Neurology residency training (2000) at Memorial University of Newfoundland, and then embarked on a clinical fellowship in Neuro-Ophthalmology at the University of Iowa (2000 – 2002). Her fellowship training was supported by an E.A. Baker Scholarship she received from the Canadian National Institute for the Blind. Since 2007, she has run a clinical practice in Calgary as a neuro-ophthalmologist, serving the needs of patients with disorders involving the visual pathways and the central nervous system. Dr. Costello’s area of research focuses on using the eye as a model for brain disorders including multiple sclerosis and tumors. In 2013, Dr. Costello was named Chair to the Roy and Joan Allen Investigatorship for Vision Research and is working to establish a translational vision research program at the HBI. She has published nearly 120 peer reviewed papers, 21 book chapters and has been invited to give over 220 national and international presentations at numerous academic venues. Dr. Costello’s advanced medical training and area of research makes her valuable as a director in guiding the Company’s decisions regarding research, development and commercialization of its drug candidate products.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers and directors is given in the section entitled “Directors, Executive Officers, Executive Compensation and Corporate Governance of Clene” beginning on page 202 of the Registration Statement and is incorporated herein by reference.

Certain Relationships and Related Transactions

Information with respect to certain relationships and related transactions of the Company is given in the section entitled “Certain Transactions” beginning on page 223 of the Registration Statement and is incorporated herein by reference.

Legal Proceedings

We are not aware of any pending or threatened litigation, arbitration or administrative proceedings against us or our Directors which may have a material and adverse impact on our business, financial condition or results of operations.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of the Company’s common stock and the Company’s warrants began trading on Nasdaq under the symbol “CLNN,” and “CLNNW,” respectively, on December 31, 2020. The Company has not paid any cash dividends on its shares of common stock to date. Historical market price information regarding the Company is not provided because, as of the date of this Current Report on Form 8-K, there has been no established public market for either the Company’s common stock or warrants for a full quarterly period or any interim period for which financial statements are included, or required to be included, in this Current Report on Form 8-K.

It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Company’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition.

Recent Sales of Unregistered Securities

The Company entered into subscription agreements with various investors for the private placement of Common Stock (the “Private Placement”), all of which closed shortly before the closing of the Business Combination. Under the Private Placement, 2,239,500 shares of Common Stock (the “PIPE Shares”) were sold, resulting in net proceeds of $22.2 million. Pursuant to the subscription agreements, investors in the Private Placement will also receive a warrant to purchase one-half of one share of Common Stock, totaling 1,119,750 shares of PubCo Common Stock, at an exercise price of $0.01 per share for each of the PIPE Shares (the “PIPE Warrants”), subject to a 180-day holding period. The Company also agreed to file a registration statement with the SEC to register with the resale of the PIPE Shares and the Common Stock underlying the PIPE Warrants within 45 days of the closing of the Business Combination.

Description of Registrant’s Securities to be Registered

Information with respect to the Company’s securities is given in the section entitled “Description of PubCo’s Securities” beginning on page 227 of the Registration Statement and is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K under “Indemnification Agreements” is incorporated by reference herein.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information contained in Part II, Item 20 Indemnification of Directors and Officers of the Registration Statement is incorporated by reference herein.

Item 3.02	Recent Sales of Unregistered Securities

On December 28, 2020, PubCo entered into the Private Placements, which closed on shortly before the closing of the Business Combination. 2,239,500 shares of PubCo Common Stock were offered in the Private Placement, resulting in net proceeds of $22.2 million. Pursuant to the subscription agreements, investors in the Private Placement also received a warrant to purchase one-half of one share of Common Stock, totaling 1,119,750 shares of Common Stock, at an exercise price of $0.01 per share for each of the shares of Common Stock purchased in the Private Placement, subject to a 180-day holding period. The purpose of this Private Placement was to fund the Business Combination and related transactions and for general corporate purposes.

Item 3.03	Material Modification to Rights of Security Holders.

On December 30, 2020, in connection with the consummation of the Business Combination, the Company’s Memorandum of Association and Articles of Association were amended and restated. The material terms of the Company’s Amended and Restated Memorandum of Association and Articles of Association and the general effect upon the rights of stockholders are included in the Registration Statement under the section entitled “Proposals No. 2 through No. 13 the Charter Proposals” beginning of page 64 of the Registration Statement and is incorporated herein by reference.

A copy of the Amended and Restated Memorandum of Association and Articles of Association of the Company is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 4.01	Changes in the Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On December 30, 2020, the audit committee of our board of directors dismissed Friedman LLP (“Friedman”), Tottenham’s independent registered public accounting firm prior to the Business Combination, effective following the completion of the Company’s review of the quarter ended September 30, 2020, which consists only of the accounts of Tottenham, the pre-Business Combination special purpose acquisition company.

The report of Friedman on Tottenham’s financial statements as of December 31, 2019 and 2018, and for the years ended December 31, 2019 and 2018, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the years ended December 31, 2019 and 2018, and the subsequent interim period through December 30, 2020, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Friedman’s engagement and the subsequent interim period through December 30, 2020.

The Company provided Friedman with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K and requested that Friedman furnish a letter addressed to the SEC, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

(b) Disclosures regarding the new independent auditor.

On December 30, 2020, the audit committee of our board of directors appointed PricewaterhouseCoopers LLP (“PwC) as the Company’s registered public accounting firm. PwC audited the consolidated balance sheets of Clene as of December 31, 2019, 2018 and 2017, and the related consolidated statements of income, comprehensive income, equity and cash flows for the years ended December 31, 2019, 2018 and 2017.

The information set forth in the Registration Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clene—Change in Certifying Accountant” on page 175 is incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosure set forth under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” above is incorporated in this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Information with respect to the Company’s directors and executive officers immediately after and in connection with the consummation of the Business Combination is set forth in the Registration Statement in the section entitled “Pubco’s Directors and Executive Officers after The Business Combination” beginning on page 211 and is incorporated herein by reference.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement—2020 Stock Plan” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, Tottenham and the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the Registration Statement in the section entitled “Proposal No. 1—The Reincorporation Merger Proposal” beginning on page 62 and in the section entitled “Proposal No. 14—The Acquisition Merger Proposal” beginning on page 73 of the Registration Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tottenham reported the results of the EGM on a Current Report on Form 8-K filed on December 30, 2020. 1,229,027 shares of Tottenham were redeemed in connection with the Closing.

Item 7.01	Regulation FD Disclosure.

On December 30, 2020, the Company issued a press release announcing the consummation of the Business Combination, which is included in this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The unaudited consolidated financial statements of Clene for the nine months ended September 30, 2020 and 2019 are set forth in the Registration Statement beginning on page F-34, and incorporated herein by reference. The audited consolidated financial statements of Clene as of and for the years ended December 31, 2019 and 2018 are set forth in the Registration Statement beginning on page F-66, and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2020 and for the nine months ended September 30, 2020 and for the year ended December 31, 2019, is filed as Exhibit 99.2 and incorporated herein by reference.

(b) Exhibits

Exhibit Number	Exhibit Description

2.1	Merger Agreement dated September 1, 2020 (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

3.1	Amended and Restated Certificate of Incorporation of Clene Inc.

3.2	Bylaws of Clene Inc.

10.1	Escrow Agreement, by and among Clene Inc., Fortis Advisors LLC and Continental Sotck Transfer & Trust Company, as the escrow agent (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.2	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.3	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.4	2020 Equity Incentive Plan

10.5	Form of Indemnification Agreement between the Registration and its directors and executive officers (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.6	Form of Executive Employment Agreement (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.7	Form of Subscription Agreement (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.8#	License Agreement, effective August 31, 2018, between Clene Nanomedicine, Inc. and 4Life Research, LLC (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.9	Exclusive Supply Agreement, dated August 31, 2018, between Clene Nanomedicine, Inc. and 4Life Research, LLC (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.10	Lease Agreement, dated May 9, 2016, and First Amendment of Lease Agreement, dated January 6, 2017, between Upper Chesapeake Flex One, LLC and Clene Nanomedicine, Inc. (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.11##	Clinical Research Support Agreement, dated September 27, 2019, between Clene Nanomedicine, Inc. and The General Hospital Corporation (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

16.1	Letter to the SEC from Friedman LLP, dated January 5, 2021.

21.1	Subsidiaries of the Registrant

99.1	Press Release, dated December 30, 2019

99.2	Unaudited pro forma condensed combined financial information

____________
#	Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.
##	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clene Inc.

Date: January 5, 2021	By:	/s/ Robert Etherington
Robert Etherington
President, Chief Executive Officer and Director